8-K FILED FEBRUARY 16, 2017 FOURTH QUARTER 2016 SUPPLEMENTAL FINANCIAL INFORMATION

1 FORWARD LOOKING STATEMENT This presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace, and adverse actions of governmental and other third- party payers. Actual results could differ materially from those suggested by these forward- looking statements. Further information on potential factors that could affect the operating and financial results of Laboratory Corporation of America Holdings (the “Company”) is included in the Company’s Form 10-K for the year ended December 31, 2015, and subsequent Forms 10-Q, including in each case under the heading risk factors, and in the Company’s other filings with the SEC. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.

2 USE OF ADJUSTED MEASURES The Company has provided in this presentation “adjusted” financial information that has not been prepared in accordance with GAAP, including Adjusted EPS, Adjusted Operating Income, Free Cash Flow, and certain segment information. The Company believes these adjusted measures are useful to investors as a supplement to, but not as a substitute for, GAAP measures, in evaluating the Company’s operational performance. The Company further believes that the use of these non-GAAP financial measures provides an additional tool for investors in evaluating operating results and trends, and growth and shareholder returns, as well as in comparing the Company’s financial results with the financial results of other companies. However, the Company notes that these adjusted measures may be different from and not directly comparable to the measures presented by other companies. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the tables accompanying this presentation.

3 LabCorp Diagnostics The LabCorp Diagnostics segment includes historical LabCorp business units, excluding its Clinical Trials operations (which are part of the Covance Drug Development segment), and including the Nutritional Chemistry and Food Safety operations acquired as part of the Covance acquisition. Covance Drug Development The Covance Drug Development segment includes historical Covance business units, excluding its Nutritional Chemistry and Food Safety operations (which are part of the LabCorp Diagnostics segment), and including the LabCorp Clinical Trials operations. OPERATING SEGMENT OVERVIEW

4 FOURTH QUARTER CONSOLIDATED RESULTS(1) (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA) (1) Results in 2015 include measurement period adjustments related to the acquisition of Covance (2) Adjusted Operating Income and Adjusted EPS exclude amortization, restructuring charges and special items (3) See Reconciliation of non-GAAP Financial Measures on slides 16 – 20 4Q16 4Q15 % Change Net Revenue $2,387.3 $2,244.8 6.3% Adjusted Operating Income(2) (3) $387.8 $366.8 5.7% Adjusted Operating Margin 16.2% 16.4% (20 bps) Adjusted EPS(2) (3) $2.15 $1.98 8.6% Operating Cash Flow $448.9 $384.6 16.7% Less: Capital Expenditures ($74.3) ($85.1) 12.7% Free Cash Flow $374.6 $299.5 25.1%

5 FULL YEAR 2016 CONSOLIDATED RESULTS(1) (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA) (1) Results in 2015 include measurement period adjustments related to the acquisition of Covance (2) Adjusted Operating Income and Adjusted EPS exclude amortization, restructuring charges and special items (3) See Reconciliation of non-GAAP Financial Measures on slides 16 – 20 (4) 2015 operating cash flow is negatively impacted by approximately $110 million of net non-recurring items related to the Covance acquisition (5) Adjusted for approximately $110 million of net non-recurring items related to the Covance acquisition in 2015 The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Twelve Months Twelve Months Ended 12/31/16 Ended 12/31/15 % Change Net Revenue $9,437.2 $8,505.7 11.0% Adjusted Operating Income(2) (3) $1,590.2 $1,440.8 10.4% Adjusted Operating Margin 16.9% 16.9% -- Adjusted EPS(2) (3) $8.83 $7.91 11.6% Operating Cash Flow(4) $1,175.9 $982.4 19.7% Less: Capital Expenditures ($278.9) ($255.8) (9.0%) Free Cash Flow $897.0 $726.6 23.5% Free Cash Flow, Excluding Acquisition-Related Charges(5) $897.0 $836.6 7.2%

6 FOURTH QUARTER PRO FORMA SEGMENT RESULTS(1) (DOLLARS IN MILLIONS) (1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations (2) Covance Drug Development’s results exclude the impact from the wind-down of operations relating to a committed minimum volume contract that expired on October 31, 2015 (3) Adjusted Operating Income excludes amortization, restructuring charges and special items (4) See Reconciliation of non-GAAP Financial Measures on slides 16 – 20 4Q16 4Q15 % Change Net Revenue LabCorp Diagnostics $1,671.8 $1,551.4 7.8% Covance Drug Development(2) $715.6 $691.4 3.5% Total Net Revenue(2) $2,387.3 $2,242.8 6.4% Adjusted Operating Income(3) (4) LabCorp Diagnostics $317.8 $292.0 8.8% Adjusted Operating Margin 19.0% 18.8% 20 bps Covance Drug Development $106.5 $110.3 (3.5%) Adjusted Operating Margin 14.9% 16.0% (110 bps) Unallocated Corporate Expense ($36.5) ($35.5) (2.8%) Total Adjusted Operating Income $387.8 $366.8 5.7% Total Adjusted Operating Margin 16.2% 16.4% (20 bps)

7 FULL YEAR 2016 PRO FORMA SEGMENT RESULTS(1) (DOLLARS IN MILLIONS) (1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations (2) Covance Drug Development’s results exclude the impact from the wind-down of operations relating to a committed minimum volume contract that expired on October 31, 2015 (3) Adjusted Operating Income excludes amortization, restructuring charges and special items (4) See Reconciliation of non-GAAP Financial Measures on slides 16 – 20 Pro forma results assume that the acquisition of Covance closed on January 1, 2015 Twelve Months Twelve Months Ended 12/31/16 Ended 12/31/15 % Change Net Revenue LabCorp Diagnostics $6,593.9 $6,210.6 6.2% Covance Drug Development(2) $2,842.2 $2,628.7 8.1% Total Net Revenue(2) $9,435.6 $8,839.3 6.7% Adjusted Operating Income(3) (4) LabCorp Diagnostics $1,322.9 $1,234.0 7.2% Adjusted Operating Margin 20.1% 19.9% 20 bps Covance Drug Development $412.7 $371.2 11.2% Adjusted Operating Margin 14.5% 14.1% 40 bps Unallocated Corporate Expense ($145.4) ($134.0) (8.5%) Total Adjusted Operating Income $1,590.2 $1,471.2 8.1% Total Adjusted Operating Margin 16.9% 16.6% 30 bps

8 SELECT FINANCIAL METRICS(1) (DOLLARS IN MILLIONS) 4Q15 1Q16 2Q16 3Q16 4Q16 Total Depreciation $72.7 $75.9 $77.9 $78.0 $79.3 Total Amortization(2) $43.9 $44.3 $45.3 $41.1 $48.8 Total Adjusted EBITDA(3) $442.2 $451.0 $505.3 $485.0 $469.3 Total Debt to Last Twelve Months Adjusted EBITDA(3) (4) 3.6x 3.5x 3.3x 3.3x 3.1x Total Net Debt to Last Twelve Months Adjusted EBITDA(3) (4) 3.2x 3.1x 2.9x 3.0x 2.9x (1) Results in 2015 include measurement period adjustments related to the acquisition of Covance (2) Excludes amortization of deferred financing fees (3) Adjusted EBITDA excludes restructuring charges and special items. (4) Leverage ratios in 2015 include Covance Adjusted EBITDA from the twelve months prior to the relevant period on a pro forma basis

9 COVANCE DRUG DEVELOPMENT: SELECT FINANCIAL METRICS (DOLLARS IN MILLIONS) 2016 Fourth Quarter Results(1) Net Orders Net Book-to-Bill New Methodology(2) $849 million 1.19x Prior Methodology(3) $887 million 1.24x Trailing Twelve Month Results(1) Net Orders Net Book-to-Bill New Methodology(2) $3.1 billion 1.11x Prior Methodology(3) $3.3 billion 1.16x As of December 31, 2016 Backlog Estimated revenue expected to convert from backlog in the next twelve months New Methodology(2) $4.9 billion $2.0 billion Prior Methodology(3) $7.1 billion N/A (1) Beginning with the first quarter of 2017, the Company will report net orders and net book-to-bill on a trailing twelve month basis only. (2) Beginning with the fourth quarter of 2016, the Company began reporting net orders, net book-to-bill and backlog based upon fully-executed contracted awards. The Company believes this methodology is a more conservative and objective practice, providing greater visibility into its revenue conversion from the backlog. Results shown include the impact from cancellations and foreign currency translation. (3) The Company’s prior methodology recognized net orders, net book-to-bill and backlog including non-contracted written awards, which was the industry practice. Results shown include the impact from cancellations and foreign currency translation.

10 (1) Revenues recognized in over 30 currencies; the largest foreign currency accounts for less than 10% of total net revenue Segment Distribution LabCorp Diagnostics 70.0% Covance Drug Development 30.0% USA 81.0% Geographic Distribution Rest of World(1) 19.0% FOURTH QUARTER 2016 NET REVENUE DISTRIBUTION

11 FOURTH QUARTER 2016 FOREIGN EXCHANGE IMPACT TO NET REVENUE (DOLLARS IN MILLIONS) Year over Year Dollars % Growth Consolidated Net Revenue, as Reported $2,387 6.3% Foreign Exchange Impact $13 0.6% Net Revenue, Constant Currency $2,400 6.9% LabCorp Diagnostics Net Revenue, as Reported $1,672 7.8% Foreign Exchange Impact $2 0.1% Net Revenue, Constant Currency $1,674 7.9% Covance Drug Development Net Revenue, as Reported $716 3.5% Foreign Exchange Impact $11 1.6% Net Revenue, Constant Currency $727 5.1%

12 FULL YEAR 2016 FOREIGN EXCHANGE IMPACT TO PRO FORMA NET REVENUE (DOLLARS IN MILLIONS) Year over Year Dollars % Growth Consolidated Net Revenue, as Reported $9,436 6.7% Foreign Exchange Impact $52 0.6% Net Revenue, Constant Currency $9,488 7.3% LabCorp Diagnostics Net Revenue, as Reported $6,594 6.2% Foreign Exchange Impact $16 0.2% Net Revenue, Constant Currency $6,610 6.4% Covance Drug Development Net Revenue, as Reported $2,842 8.1% Foreign Exchange Impact $36 1.4% Net Revenue, Constant Currency $2,878 9.5% Pro forma results assume that the acquisition of Covance closed on January 1, 2015

13 2017 FINANCIAL GUIDANCE Current Guidance (assumes foreign exchange rates effective as of December 31, 2016) Total net revenue growth: 4.5% – 6.5% (2) LabCorp Diagnostics net revenue growth: 4.5% – 6.5% (3) Covance Drug Development net revenue growth: 3.5% – 5.5% (4) Adjusted EPS (1): $9.35 – $9.75 Free cash flow: $925 Million – $975 Million (1) Excludes the impact from amortization, restructuring charges and special items. (2) Includes the negative impact from approximately 60 basis points of foreign currency translation. (3) Includes the negative impact from approximately 10 basis points of foreign currency translation. (4) Includes the negative impact from approximately 180 basis points of foreign currency translation.

2015 QUARTERLY PRO FORMA RESULTS[1]

(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

	2015 (2)				
	1Q	2Q	3Q	4Q	Full-Year
LabCorp Diagnostics					
Net Revenue	$1,483.3	$1,575.0	$1,600.9	$1,551.4	$6,210.6
Adjusted Operating Income (3)	$288.2	$335.2	$318.5	$292.0	$1,234.0
Adjusted Operating Margin (3)	19.4%	21.3%	20.0%	18.8%	19.9%
Covance Drug Development					
Net Revenue	$624.6	$643.7	$669.0	$691.4	$2,628.7
Adjusted Operating Income (3)	$74.1	$89.9	$96.9	$110.3	$371.2
Adjusted Operating Margin (3)	11.9%	14.0%	14.5%	16.0%	14.1%
Consolidated					
Net Revenue	$2,107.9	$2,218.7	$2,269.9	$2,242.8	$8,839.3
Adjusted Segment Operating Income (3)	$362.3	$425.1	$415.4	$402.3	$1,605.2
Unallocated Corporate Expenses	($31.4)	($35.8)	($31.2)	($35.5)	($134.0)
Consolidated Adjusted Operating Income (3)	$330.9	$389.3	$384.2	$366.8	$1,471.2
Adjusted Operating Margin (3)	15.7%	17.5%	16.9%	16.4%	16.6%
Adjusted EPS (4)	$1.77	$2.09	$2.07	$1.98	$7.91

(1) Pro forma results assume that the acquisition of Covance closed on January 1, 2015. The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations. Reconciliations of non-GAAP financial measures were filed with the SEC on April 27, 2015, July 28, 2015, October 26, 2015 and February 18, 2016

(2) Results in 2015 include measurement period adjustments related to the acquisition of Covance.

(3) Adjusted operating income and margin exclude amortization, restructuring charges and special items. In addition, during the third quarter of 2016, the Company reclassified certain gross receipts taxes from its provision for income taxes to selling, general and administrative expenses. This revision impacts adjusted operating income and margin and was made for all periods presented, as shown. These adjustments had no impact on reported net income or EPS.

(4) Adjusted EPS include Covance as of February 19, 2015; prior to February 19, 2015, adjusted EPS exclude Covance. In addition, adjusted EPS exclude amortization, restructuring charges and special items.

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LabCorp

2016 QUARTERLY RESULTS[(1)]

(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

	2016				
	1Q	2Q	3Q	4Q	Full-Year
LabCorp Diagnostics					
Net Revenue	$1,590.6	$1,659.7	$1,671.8	$1,671.8	$6,593.9
Adjusted Operating Income (2)	$308.0	$355.3	$341.8	$317.8	$1,322.9
Adjusted Operating Margin (2)	19.4%	21.4%	20.4%	19.0%	20.1%
Covance Drug Development					
Net Revenue	$703.1	$722.4	$701.1	$715.6	$2,842.2
Adjusted Operating Income (2)	$103.2	$107.5	$95.5	$106.5	$412.7
Adjusted Operating Margin (2)	14.7%	14.9%	13.6%	14.9%	14.5%
Consolidated					
Net Revenue	$2,293.6	$2,382.0	$2,372.7	$2,387.3	$9,435.6
Adjusted Segment Operating Income (2)	$411.2	$462.8	$437.3	$424.3	$1,735.6
Unallocated Corporate Expenses	($38.0)	($37.6)	($33.3)	($36.5)	($145.4)
Consolidated Adjusted Operating Income (2)	$373.2	$425.2	$404.0	$387.8	$1,590.2
Adjusted Operating Margin (2)	16.3%	17.9%	17.0%	16.2%	16.9%
Adjusted EPS (3)	$2.05	$2.37	$2.25	$2.15	$8.83

(1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations. Reconciliations of non-GAAP financial measures were filed with the SEC on April 25, 2016, July 27, 2016, October 26, 2016 and February 16, 2017

(2) Adjusted Operating Income and Margin exclude amortization, restructuring charges and special items. In addition, during the third quarter of 2016, the Company reclassified certain gross receipts taxes from its provision for income taxes to selling, general and administrative expenses. This revision impacts Adjusted Operating Income and Margin and was made for all periods presented, as shown. These adjustments had no impact on reported net income or EPS.

(3) Adjusted EPS exclude amortization, restructuring charges and special items. In addition, Adjusted EPS exclude amortization, restructuring charges and special items. In the third quarter of 2016, the Company adopted the provision of the new FASB Accounting Standard on Share-Based Payment Accounting. The standard requires that companies recognize all income tax impacts of share-based payments in their provision for income taxes. Before adoption, this impact had been recorded as an adjustment of the Company's income tax liability and additional paid-in capital. The new standard also eliminates the use of estimated income tax impacts in the calculation of common stock equivalents in determining dilutive shares outstanding. Per the guidance in the new standard, the Company applied the standard retroactively to the beginning of 2016.

15

LabCorp

16 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Adjusted Operating Income 2016 2015 2016 2015 Operating Income 323.4$ 236.5$ 1,312.4$ 996.8$ Acquisition-related costs 3.3 1.1 18.4 119.1 Restructuring and other special charges 9.8 54.0 58.4 113.9 Consulting fees and executive transition expenses 1.4 10.4 9.3 25.6 Settlement costs - 12.2 - 12.2 Wind-down of minimum volume contract operations 0.6 5.7 4.6 5.7 LaunchPad system implementation costs 0.5 3.0 7.6 3.0 Amortization of intangibles and other assets 48.8 43.9 179.5 164.5 Adjusted operating income 387.8$ 366.8$ 1,590.2$ 1,440.8$ Adjusted EPS Diluted earnings per common share 1.75$ 1.07$ 7.02$ 4.35$ Restructuring and special items 0.08 0.61 0.64 2.44 Amortization expense 0.32 0.30 1.17 1.12 Adjusted EPS 2.15$ 1.98$ 8.83$ 7.91$ Three Months Ended December 31, Twelve Months Ended December 31, LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data)

17 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Free Cash Flow: 2016 2015 2016 2015 Net cash provided by operating activities 448.9$ 384.6$ 1,175.9$ 982.4$ Less: Capital expenditures (74.3) (85.1) (278.9) (255.8) Free cash flow 374.6$ 299.5$ 897.0$ 726.6$ LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Three Months Ended December 31, Twelve Months Ended December 31,

18 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES 1) During the fourth quarter of 2016, the Company recorded net restructuring charges and special items of $9.8 million. The charges included $8.1 million in severance and other personnel costs along with $2.8 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.1 in unused personnel-related reserves and $1.0 million in unused facility-related costs. The Company incurred $0.6 million in fees and expenses associated with acquisitions completed during the quarter and incurred additional legal and other costs of $0.6 million relating to the wind-down of its minimum volume contract operations. The Company also recorded $2.5 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $0.2 million in short-term equity retention arrangements relating to the acquisition of Covance and $1.4 million of accelerated equity and other final compensation relating to executive transition announced during the third quarter and incurred $0.5 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative (all recorded in selling, general and administrative expenses). The Company also recorded a $3.6 million gain on sale of certain assets held for sale. The after tax impact of these net charges decreased net earnings for the quarter ended December 31, 2016, by $8.3 million and diluted earnings per share by $0.08 ($8.3 million divided by 105.1 million shares). During the first three quarters of 2016, the Company recorded net restructuring charges and other special charges of $48.6 million. The charges included $23.1 million in severance and other personnel costs along with $30.7 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $2.5 million in unused facility-related costs and $2.7 million in unused severance reserves. The Company incurred $7.4 million in fees and expenses associated with completed acquisitions and incurred additional legal and other costs of $4.0 million relating to the wind-down of its minimum volume contract operations. The Company also recorded $4.4 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $2.3 million in short-term equity retention arrangements relating to the acquisition of Covance and $7.5 million of accelerated equity compensation relating to the announced retirement of a Company executive and incurred $8.5 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative (all recorded in selling, general and administrative expenses). The Company also incurred $5.6 million of interest expense relating to the early retirement of subsidiary indebtedness acquired as part of its acquisition of Sequenom. In conjunction with certain international legal entity tax structuring, the Company recorded a one-time tax liability of $1.1 million. The after tax impact of these net charges decreased net earnings for the year ended December 31, 2016, by $66.3 million and diluted earnings per share by $0.64 ($66.3 million divided by 104.3 million shares).

19 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES 2) During the fourth quarter of 2015, the Company recorded net restructuring charges and special items of $54.0 million. The charges included $25.3 million in severance and other personnel costs along with $17.0 million in facility-related costs associated with facility closures and general integration initiatives. A substantial portion of these costs relates to the planned closure of two Covance Drug Development segment (“CDD”) operations that serviced a minimum volume contract that expired on October 31, 2015. In addition, the Company recorded asset impairments of $11.9 million relating to CDD customer service applications that will no longer be used. The Company reversed previously established reserves of $0.2 million in unused facility-related costs. The Company incurred additional legal and other costs of $5.7 million relating to the wind-down of the minimum volume contract operations. The Company also recorded $10.1 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $1.1 million in short-term equity retention arrangements relating to the acquisition of Covance and $0.3 million of accelerated equity compensation relating to the announced retirement of a Company executive (all recorded in selling, general and administrative expenses). During the fourth quarter, the Company paid $12.2 million in settlement costs and litigation expenses related to the resolution of a federal court putative class action lawsuit. In addition, the Company incurred $3.0 million of non- capitalized costs associated with the implementation of a major system as part of its Project LaunchPad business process improvement initiative. The after tax impact of these charges decreased net earnings for the quarter ended December 31, 2015, by $63.2 million and diluted earnings per share by $0.61 ($63.2 million divided by 103.2 million shares). During the first three quarters of 2015, the Company recorded net restructuring charges and other special charges of $59.9 million. The charges included $33.9 million in severance and other personnel costs along with $12.1 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.9 million in unused facility-related costs. In addition, the Company recorded asset impairments of $14.8 million relating to lab and customer service applications that will no longer be used. The Company also recorded $15.3 million of consulting expenses relating to fees incurred as part of Project LaunchPad as well as Covance integration costs, along with $4.3 million in short-term equity retention arrangements relating to the acquisition of Covance (all recorded in selling, general and administrative expenses). In addition, the Company recorded a non-cash loss of $2.3 million, upon the dissolution of one of its equity investments (recorded in other, net in the accompanying Consolidated Statements of Operations). During the first quarter of 2015, the Company recorded $166.0 million of one-time costs associated with its acquisition of Covance. The costs included $79.5 million of Covance employee equity awards, change in control payments and short-term retention arrangements that were accelerated or triggered by the acquisition transaction (recorded in selling, general and administrative expenses in the accompanying Consolidated Statements of Operations). The acquisition costs also included advisor and legal fees of $33.9 million (recorded in selling, general and administrative expenses in the accompanying Consolidated Statements of Operations), $15.2 million of deferred financing fees associated with the Company’s bridge loan facility as well as a make-whole payment of $37.4 million paid to call Covance’s private placement debt outstanding at the purchase date (both amounts recorded in interest expense in the accompanying Consolidated Statements of Operations). The after tax impact of these charges decreased net earnings for the twelve months ended December 31, 2015, by $245.7 million and diluted earnings per share by $2.44 ($245.7 million divided by 100.6 million shares).

20 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS excluding amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended December 31, 2016 and 2015, intangible amortization was $48.8 million and $43.9 million, respectively ($33.2 million and $28.4 million net of tax, respectively) and decreased EPS by $0.32 ($33.2 million divided by 105.1 million shares) and $0.30 ($30.8 million divided by 103.2 million shares), respectively. For the years ended December 31, 2016 and 2015, intangible amortization was $179.5 million and $164.5 million, respectively ($122.5 million and $113.0 million net of tax, respectively) and decreased EPS by $1.17 ($122.5 million divided by 104.3 million shares) and $1.12 ($113.0 million divided by 100.6 million shares), respectively.